UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 4, 2021

OBALON THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-37897	20-1828101
(Commission File Number)	(IRS Employer Identification No.)

5421 Avenida Encinas, Suite F Carlsbad, California	92008
(Address of principal executive offices)	(Zip Code)

(844) 362-2566

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	OBLN	The NASDAQ Stock Market LLC (NASDAQ Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 8.01 Other Events.

On January 19, 2021, Obalon Therapeutics, Inc., a Delaware corporation (“Obalon”), Optimus Merger Sub, Inc., a Delaware corporation, and a direct, wholly owned subsidiary of Obalon (“Merger Sub”), and ReShape Lifesciences, Inc., a Delaware corporation (“ReShape”), entered into an Agreement and Plan of Merger (the “Merger Agreement”). Pursuant to the Merger Agreement, and subject to the satisfaction or waiver of the conditions specified therein, Merger Sub shall be merged with and into ReShape, with ReShape surviving as a wholly owned subsidiary of Obalon (the “Merger”).

As of April 29, 2021, eight lawsuits have been filed by alleged Obalon stockholders against Obalon and its directors related to the Merger. A complaint captioned Machkovsky v. Obalon Therapeutics, Inc. et al, Case No. 1:21-cv-03160, was filed by Gregory Machkovsky in the United States District Court for the Southern District of New York on April 12, 2021. A complaint captioned Mohammed v. Obalon Therapeutics, Inc. et al, Case No. 1:21-cv-03279, was filed by Mohammed Mohammed in the United States District Court for the Southern District of New York on April 15, 2021. A complaint captioned Hengen v. Obalon Therapeutics, Inc. et al, Case No. 1:21-cv-02058, was filed by Lisa Hengen in the United States District Court for the Eastern District of New York on April 15, 2021. A complaint captioned McCall v. Obalon Therapeutics, Inc. et al, Case No. 1:21-cv-03404, was filed by Jason McCall in the United States District Court for the Southern District of New York on April 19, 2021. A complaint captioned Franchi v. Obalon Therapeutics, Inc. et al, Case No. 1:21-cv-00553-UNA, was filed by Adam Franchi in the United States District Court for the District of Delaware on April 19, 2021. A complaint captioned Finger v. Obalon Therapeutics, Inc. et al, Case No. 3:21-cv-00798-WQH-AGS, was filed by Susan Finger in the United States District Court for the Southern District of California on April 22, 2021. A complaint captioned Redfield v. Obalon Therapeutics, Inc. et al, Case No. 2:21-cv-01897, was filed by Denise Redfield in the United States District Court for the Eastern District of Pennsylvania on April 23, 2021. A complaint captioned Roura v. Obalon Therapeutics, Inc. et al, Case No. 1:21-cv-03694, was filed by Pedro Roura in the United States District Court for the Southern District of New York on April 26, 2021. The Machkovsky, Hengen, Franchi, McCall, Finger and Roura complaints name as defendants Obalon and certain members of the Obalon Board. The Mohammed and Redfield complaints name as defendants Obalon, certain members of the Obalon Board, Reshape, and Merger Sub.

Each of the complaints allege violations of Sections 14(a) and 20(a) of the Exchange Act and Rule 14a-9 promulgated thereunder. The complaints generally allege that Obalon’s various filings with the Securities and Exchange Commission (“SEC”), including Form 424B3 Prospectuses and Form S-4s, filed between March 3, 2021 and April 13, 2021, omit and/or misrepresent material information with respect to the proposed transaction, and prevent Obalon’s stockholders from making a fully informed voting decision on the proposal to issue shares of common stock, par value $0.001 per share, of Obalon (“Obalon Shares”) in connection with the Merger (the “Obalon Share Issuance Proposal”) before the May 13, 2021 stockholder vote. The Machkovsky and Roura complaints also allege that the individual defendants breached their fiduciary duty of candor in connection with the Merger.

Each of the complaints seek, among other things, (i) injunctive relief preventing the consummation of the proposed transaction, (ii) damages and (iii) plaintiffs’ attorneys’ and experts’ fees and expenses.

Obalon believes that the claims asserted in the complaints are without merit and no supplemental disclosure is required under applicable law. However, in order to avoid the risk of the complaints delaying or adversely affecting the Merger and to minimize the costs, risks and uncertainties inherent in litigation, and without admitting any liability or wrongdoing, Obalon has determined to voluntarily supplement Obalon’s definitive joint proxy statement/prospectus filed with the SEC on Form S-4/A on April 9, 2021 (the “Proxy Statement”) as described in this Current Report on Form 8-K. Nothing in this Current Report on Form 8-K shall be deemed an admission of the legal necessity or materiality under applicable laws of any of the disclosures set forth herein. To the contrary, Obalon specifically denies all allegations in the complaints that any additional disclosure was or is required.

These supplemental disclosures do not affect the merger consideration to be paid to ReShape’s stockholders in connection with the Merger or the timing of Obalon’s virtual special meeting of stockholders scheduled to be held online via live webcast on May 13, 2021 at 8:30 am, Pacific Daylight Time, at www.virtualshareholdermeeting.com/OBLN2021SM (the “Special Meeting”). The Board continues to recommend that you vote “FOR” the proposal to adopt the Obalon Share Issuance Proposal and “FOR” the other proposals being considered at the Special Meeting.

Supplemental Disclosures to the Proxy Statement

The disclosure in the section entitled “Background of the Merger” beginning on page 113 of the Proxy Statement, is hereby amended by replacing the second full sentence on page 114 with the following:

The Obalon Board established a committee, the Strategic Alternatives Committee, which was comprised of directors Kim Kamdar, Ph.D., Les Howe, Sharon Stevenson, DVM Ph.D., and Andrew Rasdal (the “Obalon Committee”), to most efficiently and effectively collaborate with management in pursuing strategic alternatives.

The disclosure in the section entitled “Background of the Merger” beginning on page 113 of the Proxy Statement, is hereby amended by replacing the first sentence of the third paragraph on page 115 with the following:

On June 15, 2020, Obalon submitted a counter-proposal to ReShape’s letter of intent with terms more favorable for Obalon stockholders, including a proposed ownership split with 50% pro forma ownership by Obalon stockholders.

The disclosure in the section entitled “Opinion of Obalon’s Financial Advisor — Canaccord Genuity LLC” under the heading “Summary of Financial Analyses — Obalon — Obalon Publicly Traded Comparable Companies Analysis,” beginning on page 143 of the Proxy Statement, is hereby amended by replacing the second full paragraph thereof and the table following such paragraph on page 143 with the following:

The selected public companies and reverse mergers, together with the implied enterprise values of the public companies in the reverse mergers, are listed below:

Announcement Date	Public Company	Private Company	Implied Enterprise Value of Public Company (millions)
12/17/20	Seneca Biopharma, Inc.	Leading BioSciences, Inc.	$0.8
12/15/20	Anchiano Therapeutics Ltd.	Chemomab Ltd.	4.7
10/20/20	Cleveland BioLabs, Inc.	Cytocom, Inc.	29.5
8/24/20	Cancer Genetics, Inc.	StemoniX Inc.	4.5
6/18/20	Rexahn Pharmaceuticals, Inc.	Ocuphire Pharma, Inc.	0.6
2/19/20	Tocagen Inc.	Forte Biosciences, Inc.	(14.5)
1/28/20	BioPharmX Corporation	Timber Pharmaceuticals, Inc.	10.4
10/10/19	Chanticleer Holdings, Inc.	Sonnet BioTherapeutics, Inc.	15.6
9/23/19	Proteon Therapeutics, Inc.	ArTara Therapeutics, Inc.	(4.3)
7/24/19	Gemphire Therapeutics Inc.	NeuroBo Pharmaceuticals, Inc.	4.8
4/8/19	Histogenics Corporation	Ocugen, Inc.	(1.7)
1/4/19	AmpliPhi Biosciences Corporation	C3J Therapeutics, Inc.	(2.7)
1/3/19	Ohr Pharmaceutical, Inc.	NeuBase Therapeutics, Inc.	2.0
11/19/18	Bioblast Pharma Ltd.	Enlivex Therapeutics Ltd.	0.5
7/30/18	Apricus Biosciences, Inc.	Seelos Therapeutics, Inc.	0.1
5/15/18	TapImmune Inc.	Marker Therapeutics, Inc.	27.9

The disclosure in the section entitled “Opinion of Obalon’s Financial Advisor — Canaccord Genuity LLC” under the heading “Summary of Financial Analyses — ReShape — ReShape Discounted Cash Flow Analysis,” beginning on page 145 of the Proxy Statement, is hereby amended by replacing the last sentence of the second paragraph thereof beginning on page 145 with the following:

These values were discounted to net present values as of January 15, 2021 at a discount rate ranging from 18.6% to 20.6%, which range of discount rates was selected, upon the application of Canaccord Genuity’s professional judgment, based on the Capital Asset Pricing Model, which included assumptions related to equity risk premium, size risk premium, risk free rate and a beta for ReShape, and an analysis of the weighted average cost of capital of the publicly traded companies referenced above in the section captioned “— ReShape Publicly Traded Comparable Companies Analysis.”

Additional Information

This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval with respect to the Merger. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended, and no offer to sell or solicitation of an offer to buy shall be made in any jurisdiction in which such offer, solicitation or sale would be unlawful.

In connection with the proposed merger, Obalon and ReShape filed with the SEC and mailed or otherwise provided to their respective stockholders a joint proxy statement/prospectus on Form S-4 and other relevant documents in connection with the proposed merger. Before making a voting decision, Obalon’s and ReShape’s stockholders are urged to read the joint proxy statement/prospectus and any other documents filed by each of Obalon and ReShape with the SEC in connection with the proposed merger or incorporated by reference therein carefully and in their entirety because they will contain important information about Obalon, ReShape and the proposed transactions. Investors and stockholders may obtain a free copy of these materials and other documents filed by Obalon and ReShape with the SEC at the SEC’s website at www.sec.gov, at Obalon’s website at www.investor.obalon.com, at ReShape’s website at www.ir.reshapelifescience.com or by sending a written request to Obalon at 5421 Avenida Encinas, Suite F, Carlsbad, California 92008, Attention: Legal.

Participants in the Solicitation

This document does not constitute a solicitation of proxy, an offer to purchase or a solicitation of an offer to sell any securities Obalon and ReShape and their respective directors, executive officers and certain other members of management and employees may be deemed to be participants in soliciting proxies from their respective stockholders in connection with the proposed merger. Information regarding the persons who may, under the rules of the SEC, be considered to be participants in the solicitation of Obalon’s and ReShape’s stockholders, respectively, in connection with the proposed merger will be set forth in joint proxy statement/prospectus if and when it is filed with the SEC by Obalon and ReShape. Security holders may obtain information regarding the names, affiliations and interests of Obalon’s directors and officers in Obalon’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, which was filed with the SEC on March 12, 2021, and its definitive proxy statement for the 2020 annual meeting of stockholders, which was filed with the SEC on August 7, 2020. Security holders may obtain information regarding the names, affiliations and interests of ReShape’s directors and officers in ReShape’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, which was filed with the SEC on March 11, 2020 and its Form 3s and 4s filed on behalf on its directors and officers. To the extent the holdings of Obalon securities by Obalon’s directors and executive officers or the holdings of ReShape’s securities by ReShape’s directors and executive officers have changed since the amounts set forth in Obalon’s proxy statement for its 2020 annual meeting of stockholders or ReShape’s proxy statement for its most recent special meeting of stockholders, respectively, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Additional information regarding these individuals and any direct or indirect interests they may have in the proposed merger is set forth in the joint proxy statement/prospectus filed with the SEC on April 9, 2021 in connection with the proposed merger, at Obalon’s website at www.investor.obalon.com and at ReShape’s website at www.ir.reshapelifescience.com.

Forward-Looking Statements

Certain statements contained in this filing may be considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the merger and the ability to consummate the merger. These forward-looking statements generally include statements that are predictive in nature and depend upon or refer to future events or conditions, and include words such as “believes,” “plans,” “anticipates,” “projects,” “estimates,” “expects,” “intends,” “strategy,” “future,” “opportunity,” “may,” “will,” “should,” “could,” “potential,” or similar expressions. Statements that are not historical facts are forward-looking statements. Forward-looking statements are based on current beliefs and assumptions that are subject to risks and uncertainties. Forward-looking statements speak only as of the date they are made, and Obalon undertakes no obligation to update any of them publicly in light of new information or future events. Actual results could differ materially from those contained in any forward-looking statement as a result of various factors, including, without limitation: (1) Obalon and ReShape may be unable to obtain stockholder approval as required for the proposed merger; (2) conditions to the closing of the merger may not be satisfied; (3) the merger may involve unexpected costs, liabilities or delays; (4) the respective businesses of Obalon and ReShape may suffer as a result of uncertainty surrounding the merger; (5) the outcome of any legal proceedings related to the merger; (6) Obalon and ReShape may be adversely affected by other economic, business, and/or competitive factors; (7) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; (8) the effect of the announcement of the merger on the ability of Obalon or ReShape to retain and hire key personnel and maintain relationships with customers, suppliers and others with whom Obalon or ReShape does business, or on Obalon’s or ReShape’s operating results and business generally; and (9) other risks to consummation of the merger, including the risk that the merger will not be consummated within the expected time period or at all Additional factors that may affect the future results of Obalon and ReShape are set forth in their respective filings with the SEC, including each of Obalon’s and ReShape’s most recently filed Annual Report on Form 10-K, subsequent Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other filings with the SEC, which are available on the SEC’s website at www.sec.gov, specifically under the heading “Risk Factors.” The risks and uncertainties described above and in Obalon’s most recent Annual Report on Form 10-K and ReShape’s most recent Annual Report on Form 10-K are not exclusive and further information concerning Obalon and ReShape and their respective businesses, including factors that potentially could materially affect their respective businesses, financial condition or operating results, may emerge from time to time. Readers are urged to consider these factors carefully in evaluating these forward-looking statements, and not to place undue reliance on any forward-looking statements. Readers should also carefully review the risk factors described in other documents that Obalon and ReShape file from time to time with the SEC. The forward-looking statements in these materials speak only as of the date of these materials. Except as required by law, Obalon and ReShape assume no obligation to update or revise these forward-looking statements for any reason, even if new information becomes available in the future.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OBALON THERAPEUTICS, INC.

Date: May 4, 2021	By:	/s/ Nooshin Hussainy
Nooshin Hussainy
Chief Financial Officer